                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  JULY 10, 2002

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                  IRS Employer
jurisdiction                        File Number                 Identification
of incorporation                                                Number

Delaware                              1-3492                    No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600




                                Page 1 of 5 Pages
                       The Exhibit Index Appears on Page 4

         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events
---------------------

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form that the registrant deems of importance to security holders.

         On July 10, 2002 registrant issued a press release entitled "Halliburton Responds to News of Judicial Watch Lawsuit," pertaining to a lawsuit filed by Washington-based group, Judicial Watch. Registrant's chief financial officer said that the claims in the lawsuit are untrue, unsupported and unfounded, that registrant is working diligently with the SEC to resolve its questions regarding registrant's accounting procedures and that registrant has always followed and will continue to follow guidelines established by the SEC and GAAP, General Accepted Accounting Principles.

Item 7.  Financial Statements and Exhibits
------------------------------------------

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated July 10, 2002.
                  ----------


                                Page 2 of 5 Pages
                       The Exhibit Index Appears on Page 4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HALLIBURTON COMPANY




Date:     July 11, 2002                      By:   /s/ Susan S. Keith
                                                --------------------------------
                                                   Susan S. Keith
                                                   Vice President and Secretary


                                Page 3 of 5 Pages
                       The Exhibit Index Appears on Page 4

                                  EXHIBIT INDEX

Exhibit                                                           Sequentially
Number                     Description                            Numbered Page
------                     -----------                            -------------

20                         Press Release of                       5 of 5
                           July 10, 2002
                           Incorporated by Reference

























                                Page 4 of 5 Pages
                       The Exhibit Index Appears on Page 4